UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 16, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	0-27084	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Medical Solutions Management Inc. (the “Company”) is a party to that certain Revolving Line of Credit Agreement with Sovereign Bank pursuant to which Sovereign Bank has established a revolving line of credit in favor of the Company in the aggregate principal amount of $3,000,000 (the “Revolving Line of Credit”). The Company’s right to request loans under this agreement terminates 120 days prior to expiration of the Letter of Credit (defined below). In connection with the Revolving Line of Credit, the Custodial Trust Company (“CTC”) has issued the Letter of Credit in favor of Sovereign Bank up to an aggregate amount of $3,060,000.

On November 16, 2007, the Company entered into an amendment to the Irrevocable Standby Letter of Credit No. 00034 in favor of Sovereign Bank (as amended and in effect from time to time, the “Letter of Credit”) to change its expiration date from March 15, 2008 to March 15, 2009 (the “Letter of Credit Amendment”). In connection with this transaction, the Company, OrthoSupply Management, Inc., a wholly-owned subsidiary of the Company, and Vicis Capital Master Fund, the Company’s principal stockholder, entered into a third amendment (the “Third Amendment”) to that certain Guarantee Fee, Reimbursement and Indemnification Agreement between the Company and Vicis (as amended from time to time, the “Guarantee Fee Agreement”), whereby Vicis consented to the Company’s entering into the Letter of Credit Amendment, which consent was required pursuant to the Guarantee Fee Agreement. Pursuant to the Guarantee Fee Agreement, the Company has agreed to reimburse Vicis for any payment Vicis is required to make under the Letter of Credit. All other terms of the Guarantee Fee Agreement and the Letter of Credit remain the same.

On November 16, 2007, in consideration for Vicis’ consenting in the Third Amendment to the Company’s entering into the Letter of Credit Amendment, the Company also entered into a Letter Agreement with Vicis. Pursuant to this Letter Agreement, the Company agreed to issue Vicis a warrant for 3,060,000 shares of its common stock, at an exercise price of $.50 per share, immediately upon the filing and subject to the effectiveness of an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of the Company’s authorized shares of common stock from 100,000,000 to 200,000,000.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Third Amendment to Guarantee Fee, Reimbursement and Indemnification Agreement dated as of November 16, 2007 by and among Medical Solutions Management Inc., OrthoSupply Management, Inc. and Vicis Capital Master Fund

10.2	Letter Agreement dated as of November 16, 2007 by and between Medical Solutions Management Inc. and Vicis Capital Master Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2007

MEDICAL SOLUTIONS MANAGEMENT INC.

	By:	/s/ Brian Lesperance
	Name:	Brian Lesperance
	Title:	President and Treasurer

EXHIBIT LIST

Exhibit	Description
10.1	Third Amendment to Guarantee Fee, Reimbursement and Indemnification Agreement dated as of November 16, 2007 by and among Medical Solutions Management Inc., OrthoSupply Management, Inc. and Vicis Capital Master Fund

10.2	Letter Agreement dated as of November 16, 2007 by and between Medical Solutions Management Inc. and Vicis Capital Master Fund